UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 23, 2007
                                                         ----------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Federal                      0-51102                        20-2107839
----------------------        -----------------          ----------------------
(State or Other Jurisdiction  (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                    Identification No.)


2 East Main Street, Georgetown, MA                                01833
-----------------------------------                             -----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (978) 352-8600
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          ----------------------------------------------------------------------

As previously announced, effective at the annual meeting of stockholders of the Company on October 23, 2007, the bylaws of the Company were amended to increase the size of the Board of Directors to thirteen members from twelve members.

The Bylaws, following the amendment, are attached as Exhibit 3(ii) to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

         Exhibit No.             Description
         -----------             -----------

         3(ii)                   Bylaws, as amended, of Georgetown Bancorp, Inc.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                     GEORGETOWN BANCORP, INC.


DATE:  October 29, 2007           By:     /s/ Robert E. Balletto
                                         ---------------------------------------
                                           Robert E. Balletto
                                           President and Chief Executive Officer